Loss per share	6 Months Ended
Jun. 30, 2024
Loss per share
Loss per share

11.Loss per share

Basic and diluted loss per share were calculated as the ratio of net profit or (loss) attributable to the shareholders of the Company by the weighted average number of outstanding shares (basic and diluted) of the Company.

Basic and diluted net loss per share attributable to ordinary shares for the six months ended June 30, 2024 and 2023 are calculated as follows (in thousands, except share and per share amounts):

	For the six months ended June 30,
(Euro thousands)	2024	2023
Net loss attributable to ordinary shares	(57,317)	(63,002)
Weighted-average shares outstanding-basic and diluted (thousand shares)	117,320	130,971
Net loss per share:
Basic and diluted (in Euro)	(0.49)	(0.48)

As the Group incurred net losses for the six months ended June 30, 2024 and 2023, basic loss per share was the same as diluted loss per share.

In the calculation of diluted earnings per shares, the warrants have been excluded as the average market price of ordinary shares during the period was lower than the exercise price of the warrants.

The following potentially dilutive outstanding securities were excluded from the computation of diluted loss per ordinary share because their effects would have been antidilutive for the six months ended June 30, 2024 or issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period:

	At June 30,	At June 30,
(Thousand shares)	2024	2023
Treasury shares	65,405	25,023
Warrants	31,980	31,980
Convertible preference shares	—	15,000
Total outstanding shares of potentially dilutive securities	97,385	72,003